UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2026

INTERNATIONAL TOWER HILL MINES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	98-0668474
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1570-200 Burrard Street
Vancouver, British Columbia, Canada	V6C 3L6
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-6332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Shares, no par value	THM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 9, 2026, the board of directors (the “Board”) of International Tower Hill Mines Ltd. (the “Company”), on the recommendation of the Compensation Committee of the Board, approved an increase in the base salary for Karl Hanneman, Chief Executive Officer of the Company (“CEO”), to US$342,538 per year. Mr. Hanneman had previously accepted a voluntary reduction in his base salary in 2018 due to a reduction in the amount of time required to perform the duties of CEO. The salary increase was approved in recognition of an increase in time required for Mr. Hanneman to perform his duties as CEO, from fifty percent (50%) to full time. The increase in salary is effective as of December 1, 2025.

In connection with the increase in base salary, the Company and Mr. Hanneman entered into an amended and restated employment agreement (the “Amended Employment Agreement”) to reflect his increased salary and time commitment. The remaining terms and conditions of his employment agreement will continue unchanged.

The foregoing summary of the terms of the Amended Employment Agreement is subject to and qualified in its entirety by the full text of the Amended Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated February 10, 2026, by and between International Tower Hill Mines Ltd. and Karl Hanneman
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: February 13, 2026	By:	/s/ Karl Hanneman
	Name:	Karl Hanneman
	Title:	President and Chief Executive Officer